Exhibit 99.2

UHOS Q2 2015 Earnings Teleconference August 13, 2015

Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. 2

Second Quarter 2015 Update CEO remarks 3

Financial Review 4

* Refer to Appendix for ASC 805 depreciation and Asset Impairment charge on the Depreciation & Amortization Reconciliation Selected Financial Data 5 (In millions) LTM 2015 2014 % Chg 2015 2014 % Chg 2015 Consolidated Revenues 112.3 $ 109.4 $ 2.7% 225.8 $ 222.7 $ 1.4% 439.8 $ Cash Gross Margin 54.2 52.7 2.8% 110.7 108.3 2.2% 209.9 % of Revenue 48.3% 48.2% 49.0% 48.6% 47.7% Historical Depreciation (17.1) (19.8) (35.0) (39.3) (73.5) Gross Margin * 37.1 32.9 12.8% 75.7 69.0 9.7% 136.4 % of Revenue 33.0% 30.1% 33.5% 31.0% 31.0% Adjusted SG&A 23.4 23.7 -1.3% 46.5 46.8 -0.6% 86.9 % of Revenue 20.8% 21.7% 20.6% 21.0% 19.8% Non Controlling Interest 0.1 0.1 0.2 0.3 0.5 % of Revenue 0.1% 0.1% 0.1% 0.1% 0.1% Adjusted EBITDA 30.7 $ 28.9 $ 6.2% 64.0 $ 61.2 $ 4.6% 122.5 $ 2nd Quarter June YTD

SUPPLEMENTAL & PEAK NEEDS USAGE SOLUTIONS CUSTOMIZED EQUIPMENT AGREEMENTS SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS SPECIALTY MEDICAL EQUIPMENT SALES, DISTRIBUTION AND DISPOSAL SOLUTIONS Trend Analysis Advances in 360 solutions and supplemental rental were offset by declines in NPWT device rental and disposable revenue and the transition of certain customers related to the loss of a national GPO contract. Gross margin rate increases in Q2 reflect favorable sales mix shift from less NPWT revenue and lower depreciation. Medical Equipment Solutions Excludes Asset Impairment charge of $0.0 for Q2 2015, $0.8 for Q2 2014, $1.7 for YTD 2015, $2.0 for YTD 2014 and $1.7 for LTM 2015. 6 (In millions) LTM 2015 2014 % Chg 2015 2014 % Chg 2015 Revenues 71.1 $ 72.2 $ -1.5% 145.2 $ 148.9 $ -2.5% 281.8 $ Cash Gross Margin 41.2 41.2 0.0% 85.3 85.8 -0.6% 160.1 % of Revenue 58.1% 57.1% 58.8% 57.6% 56.8% . Historical Depreciation * (15.2) (18.1) (31.4) (36.1) (66.4) Gross Margin * 26.0 $ 23.1 $ 12.6% 53.9 $ 49.7 $ 8.5% 93.7 $ % of Revenue 36.6% 31.8% 37.1% 33.4% 33.3% June YTD 2nd Quarter

SUPPLEMENTAL MAINTENANCE AND REPAIR SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS MANUFACTURING SERVICES SOLUTIONS Trend Analysis Revenue growth of 12% in Q2 with advances in managed solutions. Gross margin rate YTD is consistent with prior year. Clinical Engineering Solutions 7 (In millions) LTM 2015 2014 % Chg 2015 2014 % Chg 2015 Revenues 24.8 $ 22.1 $ 12.0% 49.2 $ 44.8 $ 9.8% 96.5 $ Cash Gross Margin 5.0 4.5 11.1% 10.4 9.5 9.5% 20.4 % of Revenue 20.1% 20.4% 21.2% 21.2% 21.1% Historical Depreciation (0.3) (0.3) (0.5) (0.5) (1.0) Gross Margin 4.7 $ 4.2 $ 11.9% 9.9 $ 9.0 $ 10.0% 19.4 $ % of Revenue 19.1% 19.2% 20.1% 20.1% 20.1% 2nd Quarter June YTD

* Refer to Appendix for ASC 805 depreciation on the Depreciation & Amortization Reconciliation Trend Analysis Revenue growth of 9% primarily from organic growth. Gross margin rate improvements were driven by higher leverage from volume growth and mix. Surgical Services ON-DEMAND AND SCHEDULED USAGE SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS 8 (In millions) LTM 2015 2014 % Chg 2015 2014 % Chg 2015 Revenues 16.4 $ 15.1 $ 9.0% 31.4 $ 29.0 $ 8.4% 61.5 $ Cash Gross Margin * 8.0 7.0 13.1% 15.0 13.0 15.6% 29.4 % of Revenue 48.5% 46.7% 47.8% 44.8% 47.8% Historical Depreciation (1.6) (1.4) (3.1) (2.7) (6.1) Gross Margin * 6.4 $ 5.6 $ 14.3% 11.9 $ 10.3 $ 15.5% 23.3 $ % of Revenue 39.0% 37.5% 37.9% 35.5% 37.9% 2nd Quarter June YTD

Capital Structure / Liquidity Liquidity Remains Strong 9 (In millions) 6/30/2015 12/31/2014 Original Notes - 7.625% 425.0 425.0 Add-on Notes - 7.625% 220.0 220.0 Credit Facility 27.0 39.0 Consolidated Capital Leases 17.7 15.1 Subtotal Debt 689.7 699.1 Add: Accrued Interest 18.8 18.8 Total Debt and Interest 708.5 717.9 Memo Adjusted EBITDA* 122.5 $ 119.7 $ Leverage** 5.8 6.0 * LTM Adjusted EBITDA **Excludes unamortized bond premium of $10.3 and $11.1 for 2015 and 2014. Refer to Appendix for reconciliation of Adjusted EBITDA Capital Structure (In millions) 2015 Credit Facility 235.0 $ Borrowing Base 171.6 Borrowings/LOC 30.9 Available Liquidity 140.7 $ Memo Revolver maturity - July 2017 Original and Add-on Notes maturity - August 2020 Liquidity

2014 Actual 2015 Prior Guidance 2015 Current Guidance Adjusted EBITDA $119.7 $110 $114 - $118 Accrual CAPEX $55 $50 $45 - $50 Year-end Leverage 6.0x 6.5x 6.0x - 6.3x (In millions) Street Guidance for 2015 10

EBITDA Reconciliation: 2015 & 2014 Gross Margin/SG&A Reconciliations Depreciation and Amortization Reconciliation Appendix 11

EBITDA Reconciliation

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), before management, board and strategic fees, stock option expense, reorganization costs, ASC 805 impact, loss on extinguishment of debt, transaction and related costs, and non-recurring, unusual or infrequent expenses. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company's ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals ("GAAP") and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management's discretionary use. A reconciliation of consolidated net income (loss) to EBITDA and Adjusted EBITDA is included below.

(In millions)	2nd Quarter		June YTD		LTM
	2015	2014	2015	2014	2015
Net loss attributable to UHS	$ (1.9)	$ (32.8)	$ (9.0)	$ (42.5)	$ (33.0)
Interest expense	13.3	13.3	26.6	26.7	53.2
Provision (benefit) for income taxes	0.2	(13.7)	0.3	(13.5)	0.8
Depreciation and amortization	21.7	25.7	46.2	51.5	94.7
EBITDA	33.3	(7.5)	64.1	22.2	115.7
Intangible asset impairment charge	-	34.9	-	34.9	-
Gain on Settlement	(5.7)	-	(5.7)	-	(5.7)
Management, board & strategic fees	2.4	0.9	4.5	1.8	8.3
Restructuring, acquisition and integration expenses	-	0.5	-	1.8	1.3
Stock option expense	0.7	0.1	1.1	0.5	2.9
Adjusted EBITDA	$ 30.7	$ 28.9	$ 64.0	$ 61.2	$ 122.5

12

Gross Margin/SG&A Reconciliations 13 (In millions) LTM 2015 2014 2015 2014 2015 Gross Margin ASC 805 Impact Depreciation - Surgical Services 0.2 $ 0.2 $ 0.4 $ 0.4 $ 0.9 $ Total Gross Margin ASC 805 Impact 0.2 0.2 0.4 0.4 0.9 SG&A per GAAP to Adjusted SG&A SG&A per GAAP 30.9 29.6 61.2 58.9 116.7 Management, Board, & Strategic Fees (2.4) (0.9) (4.5) (1.8) (8.3) Stock Option Expense (0.7) (0.1) (1.1) (0.5) (2.9) Historical Depreciation & Amortization (1.4) (1.6) (3.0) (3.2) (6.3) ASC 805 Depreciation & Amortization (3.0) (3.3) (6.1) (6.6) (12.3) Adjusted SG&A 23.4 $ 23.7 $ 46.5 $ 46.8 $ 86.9 $ 2nd Quarter June YTD

Depreciation & Amortization Reconciliations 14 (In millions) LTM 2015 2014 2015 2014 2015 Historical Medical Equipment Solutions Depreciation 15.2 $ 18.1 $ 31.4 $ 36.1 $ 66.4 $ Asset Impairment Charge - 0.8 1.7 2.0 1.7 Total Medical Equipment Solutions Depreciation 15.2 18.9 33.1 38.1 68.1 Historical Clinical Engineering Solutions Depreciation 0.3 0.3 0.5 0.5 1.0 Total Clinical Engineering Solutions Depreciation 0.3 0.3 0.5 0.5 1.0 Historical Surgical Services Depreciation 1.6 1.4 3.1 2.7 6.1 ASC 805 Surgical Services Depreciation 0.2 0.2 0.4 0.4 0.9 Total Surgical Services Depreciation 1.8 1.6 3.5 3.1 7.0 Historical Gross Margin Depreciation 17.1 19.8 35.0 39.3 73.5 Gross Margin ASC 805 Depreciation 0.2 0.2 0.4 0.4 0.9 Asset Impairment Charge - 0.8 1.7 2.0 1.7 Total Gross Margin Depreciation 17.3 20.8 37.1 41.7 76.1 Historical Selling, General, and Admin Depreciation 1.4 1.6 3.0 3.2 6.3 Total Selling, General, and Admin Depreciation 1.4 1.6 3.0 3.2 6.3 ASC 805 Selling, General, and Admin Amortization 3.0 3.3 6.1 6.6 12.3 Intangible Asset Impairment Charge - 34.9 - 34.9 - Total ASC 805 Selling, General, and Admin Amortization 3.0 38.2 6.1 41.5 12.3 Total Depreciation and Amortization 21.7 $ 60.6 $ 46.2 $ 86.4 $ 94.7 $ June YTD 2nd Quarter